UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                                   INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]  Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.230.14a-12

                         THE FIRST PHILIPPINE FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         5) Total fee paid:
         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         ----------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:
         ----------------------------------------------------------------------
         3) Filing Party:
         ----------------------------------------------------------------------
         4) Date Filed:
         ----------------------------------------------------------------------

                  [THE FIRST PHILIPPINE FUND INC. LETTERHEAD]


                                                              September 30, 2002

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of The First Philippine Fund Inc. (the "Fund") to be held on Thursday, October 31, 2002 at 9:30 A.M., New York time, at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York 10019.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the meeting, we will also report on the operations of the Fund, and directors and officers will be present to respond to any questions you may have.

         You will be asked to vote on three proposals: (1) election of three Class III Directors to serve for terms expiring on the date of the Annual Meeting of Stockholders in 2005; (2) ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants for the fiscal year ending June 30, 2003; and (3) consideration of a proposal to liquidate all the assets of the Fund and dissolve the Fund.

         The Board of Directors of the Fund is recommending a vote AGAINST liquidation, as more fully set forth in the Proxy Statement. This proposal and the reasons the Fund believes the proposal is not in stockholders' best interests are set forth in the attached Proxy Statement.

         In order to be sure your shares are voted at the Annual Meeting if you cannot attend, please complete, sign and return the enclosed proxy card as soon as possible.

         On behalf of your Board of Directors, thank you for your continued interest and support. We look forward to seeing you at the Annual Meeting.



                                                 Sincerely,


                                                 Leopoldo M. Clemente, Jr.
                                                 EXECUTIVE VICE PRESIDENT AND
                                                 MANAGING DIRECTOR

                         THE FIRST PHILIPPINE FUND INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019

                           --------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 31, 2002
                           --------------------------


         The Annual Meeting of Stockholders of The First Philippine Fund Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on Thursday, October 31, 2002 at 9:30 A.M., New York time, for the following purposes:

     1. To elect three Class III Directors to serve for terms expiring on the date of the Annual Meeting of Stockholders in 2005.

     2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants for the fiscal year ending June 30, 2003.

     3. To consider and act upon a proposal to liquidate all the assets of the Fund and dissolve the Fund, as set forth in the Plan of Liquidation (the "Plan") attached as Exhibit A.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed August 21, 2002 as the record date for the Annual Meeting of Stockholders of the Fund (the "Annual Meeting"). Only holders of the Fund's common stock at the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The stock transfer books will not be closed.

         A copy of the Fund's Annual Report for the fiscal year ended June 30, 2002 has been previously sent to stockholders.

                                  By order of the Board of Directors,



                                  Leopoldo M. Clemente, Jr.
                                  Executive Vice President and
                                  Managing Director

Dated: October 1, 2002
                                    IMPORTANT

UNLESS YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE ANNUAL MEETING, THEREBY SAVING YOUR FUND THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

                         THE FIRST PHILIPPINE FUND INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019

                           --------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 31, 2002

                           --------------------------

                               GENERAL INFORMATION

GENERAL

         The Board of Directors of The First Philippine Fund Inc. (the "Fund") solicits the proxies of the holders of the Fund's common stock for use at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York 10019, on Thursday, October 31, 2002 at 9:30 A.M., New York time, and at any adjournments thereof. This Proxy Statement and the form of proxy enclosed herewith were first mailed to stockholders on or about October 1, 2002.

         The cost of soliciting the proxies will be borne by the Fund. Directors, officers and regular employees of the Fund may solicit proxies by telephone, telegram or personal interview. In addition, the Fund has retained the services of Georgeson Shareholder Communications Corporation to solicit proxies from stockholders. The cost of such services is estimated at $10,000 plus out-of-pocket expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's shares of common stock on the record date incurred in mailing copies of the Annual Report, this Notice of Annual Meeting of Stockholders and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's shares of common stock.

REVOCABILITY AND VOTING OF PROXY

         Any stockholder who executes and delivers a proxy may revoke it by written communication at any time prior to its use or by voting in person at the Annual Meeting. If the enclosed proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy. If no instructions are marked on the proxy, the proxy will be voted FOR the election of the nominees for Director, FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants, and AGAINST approval of the liquidation and dissolution of the Fund, and in accordance with the judgment of the persons appointed as proxies upon any other matter which may properly come before the Annual Meeting.

         All proxies sent to the Fund to be voted at the Annual Meeting will be voted if received prior to the Annual Meeting. Votes shall be tabulated by the Fund's transfer agent, American Stock Transfer & Trust Company. A quorum is constituted by the presence in person or represented by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Annual Meeting. Stockholders should note that while votes to abstain or withhold authority and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will count toward establishing a quorum, passage of any proposal being considered at the Annual Meeting will occur only if a sufficient number of votes are cast for the proposal. Accordingly, votes to abstain or withhold authority, broker "non-votes" and votes against a proposal will have the same effect in determining whether the proposal is approved.

         In the event that a sufficient number of votes in favor of any proposal set forth in the Notice of Annual Meeting of Stockholders are not received prior to the Annual Meeting, the persons named in the enclosed form of proxy may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named in the enclosed form of proxy will vote in favor of such adjournment those proxies which are required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournments those proxies which are required to be voted against such proposal for which further solicitation of proxies is made. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

RECORD DATE AND VOTING RIGHTS

         Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on August 21, 2002 are entitled to notice of, and to vote at, the Annual Meeting. Each such holder is entitled to one vote per share of common stock so held on all business of the Annual Meeting and any adjournments thereof. There is one class of stock. As of the record date, there were 10,093,400 shares of common stock outstanding.

         COPIES OF THE FUND'S ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE TO ANY STOCKHOLDER. ANNUAL REPORTS MAY BE ORDERED BY WRITING CLEMENTE CAPITAL, INC., 152 WEST 57TH STREET, NEW YORK, NEW YORK 10019 OR CALLING (800) 937-5449.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

         The Board of Directors of the Fund (the "Board") is divided into three classes in accordance with the Fund's Charter and By-Laws. The Board presently consists of seven members and there is one existing vacancy in Class I. The class of Directors (Class III) whose term will expire at the Annual Meeting consists of three current Directors, Lilia C. Clemente, Roberto de Ocampo and Joseph A. O'Hare, S.J., each of whom are nominated for election for a term of three years to expire on the date of the Annual Meeting of Stockholders in 2005 and until their successors are duly elected and qualified.

         Each of the nominees has consented to serve as a Director of the Fund if elected. In the event that any of such nominees should become unavailable for election for any presently unforeseen reason, the proxies which are required to be voted for such nominee will instead be voted for such person, if any, as shall be designated by the Board to replace any such nominee.

         The information set forth below as to the ages and principal occupations and other directorships held by these nominees and the other members of the Board, and the number of shares of common stock of the Fund beneficially owned by them, directly or indirectly, has been furnished to the Fund by such Directors or nominees. The Fund is not part of a Fund Complex or Family of Investment Companies as such terms are defined under the Securities Exchange Act of 1934 and hence the number of portfolios overseen by each Director is one. No Director of the Fund oversees any fund affiliated with the Fund, the Fund's investment adviser, Clemente Capital, Inc. or the Fund's Philippine adviser, PNB Investments Limited.

                 NOMINEES FOR THREE YEAR TERMS EXPIRING IN 2005
                                   (CLASS III)
                                                                                                               NUMBER AND
                                                                                                               PERCENTAGE
                                                                                                              (IF OVER 1%)
                                                    POSITIONS HELD WITH THE FUND,                         OF SHARES OF THE FUND
                                                        PRINCIPAL OCCUPATION                                  BENEFICIALLY
                                                     DURING PAST FIVE YEARS AND            DIRECTOR             OWNED AS OF
          NAME AND ADDRESS               AGE          OTHER DIRECTORSHIPS HELD              SINCE            AUGUST 21, 2002(1)
          ----------------               ---         ---------------------------          ---------         ----------------
*Lilia C. Clemente(2,3)                  61     President    and   Chief    Executive    October 1989             1,200
152 West 57th Street                            Officer  of the  Fund  since  October
New York, NY  10019                             1989;  Chairman  and Chief  Executive
                                                Officer  of  Clemente  Capital,  Inc.
                                                since  1986;   Director  of  Clemente
                                                Capital, Inc.

Roberto de Ocampo(3)                     56     President,    Asian    Institute   of    October 1998              --
6760 SGV Building                               Management,   since  September  1999;
Ayala Avenue                                    Chairman,     Philand     Group    of
Makati City, Metro Manila                       Companies,     since    June    1999;
Philippines                                     Chairman,   Prime  East   Properties,
                                                Inc.,  since June 1999;  Secretary of
                                                Finance,      Republic     of     the
                                                Philippines,  1993 to  January  1998;
                                                Director   of  ABS-CBN   Broadcasting
                                                Corp.,  Alaska  Milk  Corp.,  and PSi
                                                Technologies     (a     semiconductor
                                                corporation).

Joseph A. O'Hare, S.J.                   71     President   of   Fordham   University    October 1989               --
Fordham University                              since July 1984;  Chairman,  New York
Bronx, NY  10458                                City  Campaign  Finance  Board  since
                                                1988 (re-appointed in 1994 and 1999).

                    MEMBERS OF THE BOARD CONTINUING IN OFFICE
                      DIRECTORS WHOSE TERMS EXPIRE IN 2004
                                   (CLASS II)

                                                                                                              NUMBER AND
                                                                                                              PERCENTAGE
                                                                                                             (IF OVER 1%)
                                                   POSITIONS HELD WITH THE FUND,                       OF SHARES OF THE FUND
                                                       PRINCIPAL OCCUPATION                                  BENEFICIALLY
                                                  DURING PAST FIVE YEARS AND              DIRECTOR          OWNED AS OF
          NAME AND ADDRESS             AGE           OTHER DIRECTORSHIPS HELD              SINCE           AUGUST 21, 2002(1)
          ----------------             ---               ------------------               ---------        ----------------
*Leopoldo M. Clemente, Jr.(2)           64    Executive  Vice  President  and  Managing  October 1989           1,200
152 West 57th Street                          Director of the Fund since  October 1989;
New York, NY  10019                           President  and Chief  Investment  Officer
                                              of  Clemente  Capital,  Inc.  since 1987;
                                              President  of  Clemente  Strategic  Value
                                              Fund,   Inc.   from   1987  to  2001  and
                                              Cornerstone  Strategic  Return Fund, Inc.
                                              from April 2000 to April  2001;  Director
                                              of Clemente Capital, Inc.

John Anthony B. Espiritu                39    Managing  Director  of  SynEx  Management  July 1998               500
Ritz Tower                                    Advisors,   Inc.,   Manila,   Philippines
Makati City, Metro Manila                     since March 2001;  Chairman and President
Philippines                                   of  EBECOM  Holdings  Co.,  Inc.,  Makati
                                              City, Metro Manila, Philippines since May
                                              1995;   President  and  Chief   Executive
                                              Officer   of   Westmont   Bank,   Manila,
                                              Philippines  from July  1998 to  December
                                              1999  and  other   offices   since  1994;
                                              President  of  Philippine   Racing  Club,
                                              Inc., Manila,  Philippines from June 1998
                                              to  February   2001;   Chairman/Executive
                                              Director,  Western  State  Bank,  Duarte,
                                              California since May 1992.


                    MEMBER OF THE BOARD CONTINUING IN OFFICE
                       DIRECTOR WHOSE TERM EXPIRES IN 2003
                                    (CLASS I)
                                                                                                                NUMBER AND
                                                                                                                PERCENTAGE
                                                                                                               (IF OVER 1%)
                                                 POSITIONS HELD WITH THE FUND,                                OF SHARES OF THE
                                                     PRINCIPAl OCCUPATION                                     FUND BENEFICIALLY
                                                 DURING PAST FIVE YEARS AND            DIRECTOR                 OWNED AS OF
          NAME AND ADDRESS              AGE         OTHER DIRECTORSHIPS HELD            SINCE                AUGUST 21, 2002(1)
          ----------------              ---          ------------------                ---------              ----------------
Stephen J. Solarz                       62    Member,    United    States  House       October 1994               7,000
1120 Bellview Road                            of Representatives  from  1975  to
McLean, VA  22102                             1992; President, Solarz Associates
                                              (an international consulting firm)
                                              since 1992; Senior Counselor, Apco
                                              Associates   (a   public   affairs
                                              company)  since 1995;  Director of
                                              Global  Santa Fe (an oil  drilling
                                              company) and  Samsonite  Corp.  (a
                                              luggage manufacturer).

All Directors and Officers as a Group (9 persons).................................................                9,900

-------------------
*        Directors  considered to be persons who are  "interested  persons" (as defined in the  Investment  Company
         Act of 1940) of the Fund or of the Fund's  investment  advisers.  Mr. and Mrs.  Clemente  are deemed to be interested  persons  because:  (a) of their  affiliation  with the  Fund's  investment  adviser,  Clemente
         Capital, Inc., (b) they are officers of the Fund; or (c) both (a) and (b).

(1)      Unless otherwise noted, beneficial ownership is determined based on sole voting and investment power.

(2)      Lilia C.  Clemente  and  Leopoldo  M.  Clemente,  Jr.  are wife and  husband.  Each  disclaims  beneficial ownership of the other's shares.

(3)      Lilia C. Clemente and Roberto de Ocampo are first cousins.


EXECUTIVE OFFICERS OF THE FUND

     In addition to Mr. and Mrs. Clemente, Santiago S. Cua, Jr., Joaquin G. Hofilena and Imelda S. Singzon serve as executive officers of the Fund, in the capacities set forth below, at the pleasure of the Board. The address for Mr. Hofilena is 152 West 57th Street, New York, NY 10019. The address for Mr. Cua and Ms. Singzon is PNB Financial Center, President Diosdado Macapagal Boulevard, Pasay City, Metro Manila, Philippines.

                                                                                                PRINCIPAL OCCUPATION
      NAME AND ADDRESS           AGE            POSITIONS HELD WITH THE FUND(1)                   DURING PAST FIVE YEARS
      ----------------           ---            -----------------------------                   ----------------------
Santiago S. Cua, Jr.(2)           49     Executive   Vice  President  and  Managing  Senior Executive Vice President of Philippine
                                         Director of the Fund since October 1998.    National  Bank  since  July  1998;  Senior
                                                                                     Executive Vice  President,  Westmont Bank,
                                                                                     Manila,  Philippines  from  June  1994  to
                                                                                     July 1998.

Joaquin G. Hofilena(2)            35     Vice  President  and Treasurer of the Fund  Portfolio  Manager and Investment  Analyst
                                         since October 1998.                         of  Clemente  Capital,  Inc.  since  April
                                                                                     1996.

Imelda S. Singzon(2)              52     Vice  President of the Fund since  October  Senior  Vice   President   of   Philippine
                                         1998.                                       National Bank since August 1994.

-------------------
(1)      None of the executive officers,  including Mr. and Mrs. Clemente,  receives compensation from the Fund for serving in such capacity.

(2)      Except for Mr. and Mrs. Clemente, who own stock as presented above, no officers own shares of the Fund.


         The Board held four meetings during the fiscal year ended June 30, 2002. Each Director attended at least 75% of the total number of meetings of the Board and of the meetings of committees of the Board on which they served.

STANDING COMMITTEES

         The Board has appointed an audit committee (the "Audit Committee"), presently consisting of Messrs. O'Hare, Solarz and Espiritu, which met once during the fiscal year. All Audit Committee members are considered to be independent, as that term is defined under the applicable rules of the New York Stock Exchange. The purpose of the Audit Committee is to advise the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board has approved a written charter for the Audit Committee.

         The  Board  has  appointed  a  nominating  committee  (the  "Nominating
Committee"), presently consisting of Mrs. Clemente*, Mr. Solarz and Father O'Hare, which did not meet during the fiscal year. The purpose of the Nominating Committee is to recommend to the Board (i) nominees for election as directors and (ii) a successor to the Chair when a vacancy occurs. The Nominating Committee normally will not consider nominees recommended by security holders. Nomination of Directors who are not "interested persons" is committed to the discretion of Mr. Solarz and Father O'Hare.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board reviews the Fund's financial reporting process, its system of internal controls, its audit process and the process for monitoring compliance with laws and regulations.

         The Audit Committee reviewed the Fund's audited financial statements with the Board and discussed with PricewaterhouseCoopers LLP, the Fund's


--------
*  Interested person.

independent public accountants during the 2002 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61. The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed with them their independence.

         After reviewing and discussing the audited financial statements, the Audit Committee recommended that these audited financial statements be included in the Fund's Annual Report.

         The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Fund specifically incorporates this information by reference, and shall not otherwise be deemed filed under either of these Acts.

                                         Audit Committee,
                                         Joseph A. O'Hare, S.J.
                                         Stephen J. Solarz
                                         John Anthony B. Espiritu

COMPENSATION OF DIRECTORS

         Directors who are not affiliated with the Fund's investment adviser, Clemente Capital, Inc. (the "Adviser") or the Fund's Philippine adviser, PNB Investments Limited (the "Philippine Adviser") receive an annual stipend of $8,000 for serving on the Board and its committees, an additional $750 for each Directors' meeting which they attend in person or an additional $250 per meeting for attendance by conference call and reimbursement for out-of-pocket expenses in connection with their attendance at Directors' meetings. The Fund does not pay any pension or other benefits to its Directors. For the year ended June 30, 2002, Directors' fees totaled $52,000. For the fiscal year ended June 30, 2002, the following table sets forth compensation received by the Fund's Directors from the Fund.


                                      AGGREGATE COMPENSATION PAID BY           DOLLAR RANGE OF EQUITY SECURITIES OWNED
NAME OF DIRECTOR                           THE FUND TO DIRECTORS+                    IN THE FUND (AS OF JUNE 30, 2002)
----------------                      ------------------------------           ---------------------------------------
Benjamin Palma Gil*                                     $  0                                      N/A
Lilia C. Clemente                                          0                                  $1-$10,000
Leopoldo M. Clemente, Jr.                                  0                                  $1-$10,000
Roberto de Ocampo                                     11,000                                      None
John Anthony B. Espiritu                              11,000                                  $1-$10,000
Joseph A. O'Hare, S.J.                                10,500                                      None
Stephen J. Solarz                                     10,500                                $10,001-$50,000
Robert B. Oxnam**                                      9,000                                       N/A

------------
 * Resigned  as a Director  on August  28,  2002.
** Resigned  as a Director on April 24, 2002.
 + Except as disclosed in this table, there is no other compensation paid by the Fund to Directors.

         The Adviser, which pays the compensation and certain expenses of its personnel who serve as Directors and as officers of the Fund, receives an investment advisory fee from the Fund.

         The Philippine Adviser, which pays the compensation and certain expenses of its personnel who serve as Directors and as officers of the Fund, receives an investment advisory fee from the Adviser.

         Philippine National Bank ("PNB"), which acts as trustee of a trust fund arrangement under which certain of the Fund's assets are held in the Philippines, and which pays the compensation and certain expenses of its personnel who serve as Directors and as officers of the Fund, receives a fee monthly of .15% (on an annualized basis) of the Fund's average weekly net assets held in the trust, subject to a $150,000 minimum fee per year, for administration of the trust fund arrangement, including portfolio accounting and valuation services.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         The Fund believes that the Directors and executive officers of the Fund and all beneficial owners of more than ten percent of the Fund's common stock are in compliance with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, except that Stephen J. Solarz failed to timely file one report covering one transaction involving a share purchase.

         As of August 21, 2002, the following person owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund:

         Sarasin   Fondsleitung   AG,   Elisabethenstrasse   62,  Basel,   4002,
Switzerland owned 1,082,500 shares, or 10.7% of the Fund's outstanding shares.

         Except as otherwise disclosed on the Directors' tables, no executive officers own shares of the Fund.

VOTE REQUIRED

         Directors shall be elected by a plurality of the votes cast at the Annual Meeting. If you indicate "withhold authority" on your proxy card, your vote will count toward establishing a quorum. Also, broker "non-votes" on this proposal will count towards establishing a quorum. Accordingly, votes to withhold authority, broker "non-votes" and votes against a nominee will have the same effect in determining whether the nominee is elected.

         THE BOARD DEEMS THE ELECTION OF THE NOMINEES LISTED ABOVE TO BE IN THE FUND'S BEST INTEREST AND IN THE BEST INTERESTS OF ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS

         At a meeting held on July 25, 2002, the Board, including a majority of Directors who are not interested persons of the Fund, selected PricewaterhouseCoopers LLP to act as the Fund's independent public accountants for the fiscal year ending June 30, 2003. Such selection is being submitted to the stockholders for ratification. The employment of PricewaterhouseCoopers LLP is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment. PricewaterhouseCoopers LLP has acted as the Fund's independent public accountants from the Fund's inception.

         The services to be provided by the Fund's independent public accountants include auditing the Fund's annual financial statements and assistance and consultation in connection with Securities and Exchange Commission and New York Stock Exchange filings.

         One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

AUDIT FEES

         The   aggregate   fees   billed  by   PricewaterhouseCoopers   LLP  for
professional services rendered for the audit of the Fund's annual financial statements for the year ended June 30, 2002 totaled $47,000.

VOTE REQUIRED

         An affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the ratification of the appointment of PricewaterhouseCoopers LLP. If you indicate "abstain" on your proxy card your vote will count toward establishing a quorum. Also, broker "non-votes" on this proposal will count toward establishing a quorum. Accordingly, votes to abstain, broker "non-votes" and votes against this proposal will have the same effect in determining whether this proposal is approved.

         THE BOARD DEEMS PROPOSAL NO. 2 TO BE IN THE FUND'S BEST INTEREST AND IN THE BEST INTERESTS OF ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

           PROPOSAL NO. 3: PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND

BACKGROUND

         The Fund is a non-diversified, closed-end management investment company, which was incorporated under the laws of the State of Maryland on September 11, 1989 and is registered under the 1940 Act. Common shares of the Fund were first offered to the public in November 1989 and have been listed on the New York Stock Exchange since that time under the symbol "FPF." The Fund seeks long-term capital appreciation through investment primarily in equity securities of Philippine incorporated companies which generate at least 50% of their revenue from operations within the Republic of the Philippines.

         The Board is proposing a vote on liquidation of the Fund because in July 2001 the Board made a commitment to authorize certain actions in one year's time in the event a discount threshold was met. The Board authorized under specified circumstances an unlimited tender offer at net asset value ("NAV"), or alternatively to allow shareholders to vote on liquidation or open-ending of the Fund. Such actions were authorized if, as of July 19, 2002, the average discount to NAV of the Fund's shares during the preceding twenty (20) trading days equaled or exceeded 12%. For such 20-day period the Fund's average discount to NAV was 12.3%.

         In deciding to authorize a vote on liquidation, the Board at its meeting on July 25, 2002 thoroughly considered the alternatives of an unlimited tender offer or open-ending. Open-ending was rejected due to the small size of the Fund, the size and liquidity constraints of the Philippine market, and the lack of a distribution system to continuously offer shares. The alternative of conducting an unlimited tender offer was very carefully considered by the Board. The Board viewed the Fund's small size, the difficulties of liquidating significant assets in a thinly-traded market on short notice, and the unfairness to stockholders who do not tender, all as weighing heavily against an unlimited tender offer. The Board unanimously concluded that conducting an unlimited tender offer at NAV was not in the best interests of the Fund's shareholders.

         Consequently, recognizing its prior commitment, the Board has authorized a vote by stockholders on the attached Plan of Liquidation (the "Plan"), which would be implemented promptly in the event of stockholder approval. The Plan is attached as Exhibit A to this Proxy Statement. If the Plan is approved by stockholders, the Fund's assets will be sold, creditors will be paid or reserves for such payments will be established, the net proceeds of such sales will be distributed to stockholders in cash, pro rata in accordance with their shareholdings, and the Fund will file Articles of Dissolution with the State of Maryland. In the event the Plan is not approved, the Fund will continue to exist as a registered investment company and operate in accordance with its stated objective and policies and continue considering various alternatives to address the discount.

THE BOARD OF DIRECTORS' RECOMMENDATION

         The Board of Directors of The First Philippine Fund Inc., after thorough consideration, has decided to recommend against the liquidation of the Fund. The Board has decided to recommend against liquidation because it believes that it would not be in the stockholders' best long-term interests. In so recommending the Board has cited the following factors: (a) the effectiveness of the Fund's continuing 20% buyback program, which to date has resulted in the repurchase of about 10% of the Fund's shares and the narrowing of the Fund's average discount in the year-to-date to under 12%; (b) the closeness of the 20-day determination to the 12% threshold and the fact that the use of a weighted average would have led to a different result; (c) the unrepresentativeness of the trading during one day, and within five minutes of closing on several other days, of the 20-day period; and (d) the perceived favorable prospects for the Philippine market and the Fund's share price in the medium to longer term.

         The Fund's most recent Annual Report for its fiscal year ended June 30, 2002 contains audited financial statements and financial highlights detailing the performance of the Fund. The market price and discount of the Fund's market price from its NAV for the last two years is set forth in Exhibit B.

           THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF THE
               FUND VOTE AGAINST APPROVAL OF THE LIQUIDATION PLAN

REQUIRED VOTE

         PURSUANT TO THE FUND'S ARTICLES OF INCORPORATION, THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST 75% OF THE OUTSTANDING SHARES OF THE FUND ENTITLED TO VOTE THEREON IS NEEDED TO APPROVE THE LIQUIDATION OF THE FUND. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund will constitute a quorum. For purposes of the vote on the Plan, abstentions and broker non-votes will have the same effect as a vote against the Plan, but will be counted toward the presence of a quorum. In the event that a quorum is not present, the Annual Meeting may be adjourned. Unless a contrary specification is made, the accompanying Proxy Card will be voted AGAINST approval of the Plan.

SUMMARY OF PLAN OF LIQUIDATION

         1. Effective Date of the Plan and Cessation of the Business of the Fund. The Plan will become effective on the date of its adoption and approval by 75% of the shares of the Fund entitled to vote. Following this approval, the Fund (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert its assets to cash; (ii) will not engage in any business activities except for the purposes of winding up the business and affairs of the Fund, preserving the value of assets of the Fund and distributing its assets to stockholders after the payment to (or reservation of assets for payment to) all creditors of the Fund; and (iii) the Fund will terminate in accordance with the laws of the State of Maryland and the Articles of Incorporation of the Fund. (Plan, Section 2)

         2. Closing of Books and Restriction of Transfer and Redemption of Shares. The proportionate interests of stockholders in the assets of the Fund shall be fixed on the basis of their respective holdings on the Effective Date of the Plan. On such date the books of the Fund will be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets will not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange, Inc. ("NYSE") (Plan, Section 3)

         3. Liquidating Distribution. The distribution of the Fund's assets will be made in up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities as the Board of Directors reasonably deem to exist against the assets of the Fund on the Fund's books. However, there can be no assurance that the Fund will be able to declare and pay the First Distribution. The amount of the First Distribution, if it will be declared and paid, currently is uncertain. A second distribution (the "Second Distribution"), if necessary, is anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after the payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income of the Fund.

         Each stockholder not holding stock certificates will receive liquidating distributions equal to the stockholder's proportionate interest in the net assets of the Fund. Each stockholder holding stock certificates of the Fund will receive a confirmation showing such stockholder's proportionate interest in the net assets of the Fund with an advice that such stockholder will be paid in cash upon return of the stock certificate. All stockholders will receive information concerning the sources of the liquidating distribution. (Plan, Section 7)

         4. Expenses. The Fund will bear all expenses incurred by it in carrying out the Plan. It is expected that other liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution will be paid by the Fund, or set aside for payment, prior to the mailing of the liquidating distribution. The liabilities of the Fund relating to the Plan are estimated at no more than $90,000, which includes legal and auditing expenses and printing, mailing, soliciting and miscellaneous expenses arising from the liquidation, which the Fund normally would not incur if it were to continue doing business. The total liabilities of the Fund prior to the liquidating distribution are estimated to be $300,000 (including proxy costs). This amount includes the termination expenses referred to above and amounts accrued, or anticipated to be accrued, for custodial and transfer agency services, legal, audit and directors fees and printing costs.
(Plan, Section 8)

         5. Continued Operation of the Fund. After the date of mailing of the liquidating distribution, the outstanding shares of the Fund will be cancelled and the termination of the Fund will be effected. The Plan provides that the Board and shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the complete liquidation and termination of the existence of the Fund and the purposes to be accomplished by the Plan. (Plan, Sections 7 and 10)

LIQUIDATION DISTRIBUTIONS

         Prior to completion of the liquidation, the Fund will send to its stockholders of record (stockholders with stock certificates) a letter of transmittal for the purpose of exchanging each stockholder's Fund shares for liquidation distributions. Stockholders whose shares are held in the name of their broker or other financial institution will receive their distributions through their nominee firms. No amount will be distributed by the Fund to a stockholder of record unless and until such stockholder delivers to the Fund a signed letter of transmittal and the certificates representing the stockholder's Fund shares or, in the event a share certificate has been lost, a lost certificate affidavit and such surety bonds and other documents and instruments as are reasonably required by the Fund, together with appropriate forms of assignment, endorsed in blank and with any and all signatures thereon guaranteed by a financial institution reasonably acceptable to the Fund.

         If the Plan is adopted, the Fund anticipates that its shares will stop trading on the NYSE shortly before the Fund's final liquidation distribution. Prior to that time, the right of a stockholder to sell his or her Fund shares on the Exchange will not be impaired. The Fund expects that on or about the date of its final liquidation distribution, the listing of the Fund's shares on the Exchange will terminate.

GENERAL INCOME TAX CONSEQUENCES

         The following is only a general summary of the United States federal income tax consequences of the Plan and is limited in scope. This summary is based on the federal tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. While this summary discusses the effect of certain federal income tax provisions on the Fund resulting from its liquidation and dissolution, the Fund has not sought a ruling from the Internal Revenue Service (the "IRS") with respect to the liquidation and dissolution of the Fund. The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any stockholder upon receipt of a liquidating distribution will be as set forth below.

         The payment of liquidation distributions will be a taxable event to stockholders. Each stockholder will be viewed as having sold his or her Fund shares for an amount equal to the liquidation distribution he or she receives. Each stockholder will recognize gain or loss in an amount equal to the difference between (a) the stockholder's adjusted basis in the Fund shares, and
(b) such liquidation distribution. The gain or loss will be capital gain or loss to the stockholder if the Fund shares were capital assets in the stockholder's hands and generally will be long-term if the Fund shares were held for more than one year before the liquidation distribution is received. The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

         The foregoing summary is generally limited to the material federal income tax consequences to stockholders who are individual United States citizens and who hold shares as capital assets. It does not address the federal income tax consequences to stockholders who are corporations, trusts, estates, tax-exempt organizations or non-resident aliens. This summary also does not address state or local tax consequences. Because the income tax consequences for a particular stockholder may vary depending on individual circumstances, each stockholder is urged to consult his or her own tax adviser concerning the federal, state and local tax consequences of receipt of a liquidation distribution.

IMPACT OF THE PLAN ON THE FUND'S STATUS UNDER THE 1940 ACT

         On the Effective Date, the Fund will cease doing business as a registered investment company and, as soon as practicable, will apply for deregistration under the 1940 Act. It is expected that the Securities and Exchange Commission (the "Commission") will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan provides for the eventual cessation of the Fund's activities as an investment company and its deregistration under the 1940 Act, and a vote in favor of the Plan will constitute a vote in favor of such a course of action. (Plan, Section 11)

         The Fund will prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments. The Fund will file any and all other reports, documents and instruments necessary to terminate the regulation of the Fund and its business and affairs by the Commission. Until the Fund's withdrawal as an investment company becomes effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the 1940 Act.

PROCEDURE FOR DISSOLUTION UNDER MARYLAND LAW

         After the Effective Date, pursuant to the Fund's Articles of Incorporation, if at least 75% of the Fund's aggregate outstanding shares of capital stock are voted for the Plan, the Fund will file Articles of Dissolution with the Maryland State Department of Assessments and Taxation, and will become effective in accordance with such law. Upon the Effective Date of such Articles of Dissolution, the Fund will be legally dissolved and will cease to exist, and no stockholder will have any interest whatsoever in the Fund. The Fund will cease to carry on its business and will proceed to sell its assets for cash for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs. The Fund will then distribute in one or more payments the remaining assets among the stockholders, with each stockholder receiving his or her proportionate share of each liquidation distribution in cash.

APPRAISAL RIGHTS

         Stockholders will not be entitled to appraisal rights under Maryland law in connection with the Plan. (Plan, Section 14)

                      INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

         The Adviser, a New York corporation, has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente, President, Chief Executive Officer and a Director of the Fund, is Chairman, Chief Executive Officer and a Director of the Adviser. Leopoldo M. Clemente, Jr., an Executive Vice President and Managing Director of the Fund, is President, Chief Investment Officer and a Director of the Adviser. In addition to Mr. and Mrs. Clemente, the Adviser's Directors are Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia and Robert J. Christian, Chief Investment Officer of Wilmington Trust Company, a bank and trust company. Mrs. Clemente owns approximately 60% of the outstanding common stock of the Adviser and Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, owns 24% of the outstanding common stock. The address for Mr. and Mrs. Clemente is 152 West 57th Street, New York, New York 10019. The address for Mr. Diaz-Verson is 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia 31904. The address for Mr. Christian is 1100 North Market Street, Wilmington, Delaware 19890.

THE PHILIPPINE ADVISER

         The Philippine Adviser was organized in November 1988 under the laws of Hong Kong and has its principal offices at 110-116 Queen's Road, Central Hong Kong. The Philippine Adviser is a wholly-owned subsidiary of PNB International Finance Limited, which is a wholly-owned subsidiary of PNB. PNB, the fifth largest bank in the Philippines, is 44.98% owned by the Philippine Government, through shareholdings of the Republic of the Philippines and the Philippine Deposit Insurance Corporation (PDIC); 44.98% by various companies and individuals which are represented by Mr. Lucio C. Tan, and 10.04% held by the public. Under the Articles of Incorporation of PNB, an eleven member, stockholder elected board of directors directs the affairs and business of PNB, manages and preserves its properties and assets and exercises its corporate powers. PNB serves as trustee of certain of the Fund's Philippine securities pursuant to a Trust Agreement between PNB and the Fund dated November 7, 1989. The Philippine Adviser's Directors as of August 16, 2002 are Cielo M. Salgado (Chairman), Feliciano L. Miranda, Jr., Alejandro R. Roces, Rosalinda U. Casiguran, Domingo T. Chua and Florencia G. Tarriela. The address of all of the Directors is: PNB Financial Center, President Diosdado Macapagal Boulevard, Pasay City, Metro Manila, Philippines.

THE ADMINISTRATOR

         PFPC Inc., the Fund's administrator, has its principal office at 103 Bellevue Parkway, Wilmington, Delaware 19809.

                                  MISCELLANEOUS

         As of the date of this Proxy Statement, management does not know of any other matters that will come before the Annual Meeting. In the event that any other matter properly comes before the Annual Meeting, the persons named in the enclosed form of proxy intend to vote all proxies in accordance with their best judgment on such matters.

                               2003 ANNUAL MEETING

         Stockholder proposals meeting tests contained in the proxy rules adopted by the Securities and Exchange Commission may, under certain conditions, be included in the Fund's proxy material for an annual meeting of stockholders. Pursuant to these rules, proposals of stockholders intended to be presented at the Fund's Annual Meeting of Stockholders in 2003 must be received by the Fund on or before May 1, 2003 to be considered for inclusion in the Fund's proxy materials relating to that Annual Meeting. Receipt by the Fund of a stockholder proposal in a timely manner does not insure the inclusion of such proposal in the Fund's proxy material.

                               By Order of the Board of Directors,



                               Leopoldo M. Clemente, Jr.
                               Executive Vice President and
                               Managing Director

Dated: October 1, 2002

             PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD NOW

                                                                       EXHIBIT A


          THE FIRST PHILIPPINE FUND INC. PROPOSED PLAN OF LIQUIDATION

         This Plan of Liquidation ("Plan") concerns The First Philippine Fund Inc. (the "Fund"), which is a corporation organized and existing under the laws of the State of Maryland. The Fund began operations on September 11, 1989. The Fund is registered as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Plan is intended to accomplish the complete liquidation and termination of the Fund in conformity with all provisions of Maryland law and the Fund's Articles of Incorporation.

         WHEREAS, the Fund's Board of Directors, on behalf of the Fund, has determined that the stockholders should vote on whether to liquidate and terminate the Fund; and

         WHEREAS, the Board of Directors proposed this Plan as the method of liquidating and terminating the Fund and directed that this Plan be submitted to stockholders of the Fund for their consideration;

         NOW THEREFORE, the liquidation and termination of the Fund shall be carried out in the manner hereinafter set forth:

         1. Effective Date of Plan. The Plan shall be and become effective only upon the adoption and approval of the Plan, at the Annual Meeting of stockholders, by the affirmative vote of the holders of 75% of the outstanding shares of the Fund entitled to vote. The date of such adoption and approval by stockholders is hereinafter called the "Effective Date."

         2. Cessation of Business. After the Effective Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purpose of paying, satisfying and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and will dissolve in accordance with the Plan.

         3. Restriction of Transfer and Redemption of Shares. The proportionate interests of stockholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date. On the Effective Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets shall not be transferable by the negotiation of stock certificates and the Fund's shares will cease to be traded on the New York Stock Exchange, Inc.

         4. Notice of Liquidation. As soon as practicable after the Effective date, the Fund shall mail notice to the appropriate parties that this Plan has been approved by the Board of Directors and the stockholders and that the Fund will be liquidating its assets, to the extent such notice is required under the Maryland General Corporation Law (the "MGCL"). Specifically, upon approval of the Plan, the Fund shall mail notice to its known creditors at their addresses as shown on the Fund's records.

         5. Liquidation of Assets. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Fund not already converted to U.S. cash or U.S. cash equivalents shall be converted to U.S. cash or U.S. cash equivalents.

         6. Payment of Debts. As soon as practicable after the Effective Date, the Fund shall determine and pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of liquidating distribution provided for in Section 7, below.

         7. Liquidating Distributions. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended, the Fund's assets are expected to be distributed by up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all the assets of the Fund, less an estimated amount necessary to (a) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities as the Board of Directors shall reasonably deem to exist against the assets of the Fund on the Fund's books. A second distribution (the "Second Distribution"), if necessary, is anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income to the Fund.

         Each stockholder not holding stock certificates of the Fund will receive liquidating distributions equal to the stockholder's proportionate interest in the net assets of the Fund. Each stockholder holding stock certificates of the Fund will receive a confirmation showing such stockholder's proportionate interest in the net assets of the Fund with an advice that such stockholder will be paid in cash upon return of the stock certificate. All stockholders will receive information concerning the sources of the liquidating distribution.

         8. Expenses of the Liquidation and Dissolution. The Fund shall bear all of the expenses incurred by it in carrying out this Plan including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of stockholders whether or not the liquidation contemplated by this Plan is effected.

         9. Power of Board of Directors. The Board of Directors and, subject to the direction of the Board of Directors, the Fund's officers shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.

         The death, resignation or other disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.

         10. Amendment of Plan. The Board of Directors shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of the existence of the Fund, and the distribution of its net assets to stockholders in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan.

         11. De-Registration Under the 1940 Act. As soon as practicable after the liquidation and distribution of the Fund's assets, the Fund shall prepare and file a Form N-8F with the Securities and Exchange Commission in order to de-register the Fund under the 1940 Act. The Fund shall also file, if required, a final Form N-SAR (a semi-annual report) with the Securities and Exchange Commission.

         12. Articles of Dissolution. Consistent with the provisions of the Plan, the Fund shall be liquidated and terminated in accordance with the laws of the State of Maryland and the Fund's Articles of Incorporation. As soon as practicable after the Effective Date and pursuant to the MGCL, the Fund shall prepare and file Articles of Dissolution with and for acceptance by the Maryland State Department of Assessments and Taxation.

         The Fund's Board of Directors shall be the trustees of its assets for purposes of liquidation after the acceptance of the Articles of Dissolution, unless and until a court appoints a receiver. The Director-trustees will be vested in their capacity as trustees with full title to all the assets of the Fund. The Director-trustees shall collect and distribute any remaining assets, applying them to the payment, satisfaction and discharge of existing debts and obligations of the Fund, including necessary expenses of liquidation, and distribute the remaining assets among the stockholders. The Director-trustees may also (a) carry out the contracts of the Fund, (b) sell all or any part of the assets of the Fund at public or private sale, (c) sue or be sued in their own names as trustees or in the name of the Fund and (d) do all other acts consistent with law and the Articles of Incorporation of the Fund necessary or proper to liquidate the Fund and wind up its affairs.

         13. Power of the Directors. Implementation of this Plan shall be under the direction of the Board of Directors, who shall have full authority to carry out the provisions of this Plan or such other actions as they deem appropriate without further stockholder action.

         14. Appraisal Rights. Stockholders will not be entitled to appraisal rights under Maryland law and in connection with the Plan.

                                                                       EXHIBIT B

         The shares of the Fund currently trade on the New York Stock Exchange. The following table shows the history of public trading of the Fund's shares, by quarter, for the last two fiscal years, as reported on the New York Stock Exchange.

                                                                                           PERCENTAGE DISCOUNT OF
                          NET ASSET VALUE (NAV)                MARKET PRICE                MARKET  PRICE FROM NAV
                          ---------------------                ------------                   --------------
   QUARTER ENDED          HIGH            LOW             HIGH             LOW             HIGH             LOW
   -------------          ----            ---             ----             ---             ----             ---
      09/30/00           $5.19           $4.56            $4.06           $3.38           -26.02%         -19.40%
      12/31/00            4.45            3.83             3.75            3.00           -26.20%          -4.58%
      03/31/01            4.87            4.06             3.94            3.20           -24.12%          -4.66%
      06/30/01            4.07            3.76             3.50            3.08           -21.45%         -14.00%
      09/30/01            3.72            3.07             3.15            2.60           -18.18%         -12.01%
      12/31/01            3.08            2.73             2.67            2.28           -16.56%         -10.39%
      03/31/02            3.77            3.13             3.44            2.74           -13.67%          -8.75%
      06/30/02            3.79            3.19             3.48            2.78           -13.13%          -6.95%
--------------------------------------------------------------------------------------------------------------------


         On September 27, 2002, the high, low and closing prices of the shares of the Fund quoted on the New York Stock Exchange were $____, $____ and $____, respectively. The closing price on such date was at a discount of ____% from the net asset value of $____ per share.

                         THE FIRST PHILIPPINE FUND INC.

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 31, 2002



         The  undersigned  hereby  appoint  Leopoldo M.  Clemente,  Jr. and John
Espiritu, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of The First Philippine Fund Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The First Philippine Fund Inc. to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York 10019 on Thursday, October 31, 2002 at 9:30 A.M., New York time, and at any adjournments thereof.

         UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS (1) AND (2) AND AGAINST ITEM (3).

          (CONTINUED, AND TO BE SIGNED AND DATED, ON THE REVERSE SIDE)





                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                         THE FIRST PHILIPPINE FUND INC.

                                OCTOBER 31, 2002

               _Please Detach and Mail in the Envelope Provided_

[ ]   Please mark your votes as in this example.

1.  THE  ELECTION         FOR all nominees                 WITHHOLD   AUTHORITY  (to  vote
OF DIRECTORS:             listed at right (except          for  all  nominees listed  at right)
                          as marked  to  the
                          contrary below)
                          [ ]                              [ ]                                NOMINEES:
                                                                                              Lilia C. Clemente
                                                                                              Roberto de Ocampo
                                                                                              Joseph A. O'Hare, S.J.
(INSTRUCTION:  To  withhold  authority  to vote for
any individual  nominee,  write that nominee's name
on the space provided below).

--------------------------------


2.       Ratification of selection of PricewaterhouseCoopers LLP as independent accountants:
         FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.       Consideration of Plan of Liquidation:
         FOR [ ] AGAINST [ ] ABSTAIN [ ]

4.       In their discretion on any other business which may properly come before the meeting or any adjournments thereof:
         FOR [ ] AGAINST [ ] ABSTAIN [ ]

                                   Please sign exactly as your name or names appear
                                   above.  When   signing  as  attorney,  executor,
                                   administrator,  trustee or guardian, please give
                                   your  full  title  as such.

                                          --------------------------------------
                                          (Signature of Stockholder)

                                          --------------------------------------
                                          (Signature of Joint Owner, if any)

                                          Date _________________, 2002

PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.